SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 27, 2005

PAR PHARMACEUTICAL COMPANIES, INC.

    (Exact name of registrant as specified in its charter)

      Delaware

File Number 1-10827

  22-3122182

(State or other jurisdiction of

    (Commission File Number)

    (I.R.S. Employer

incorporation or organization)

      Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ

07677

   (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

     CFR 240.14d-2(b))

☐

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On October 27, 2005, Par Pharmaceutical Companies, Inc. issued a press release regarding its earnings for the third quarter ended October 2, 2005.  A copy of the press release is set forth in Exhibit 99.1 attached hereto.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits

(c)  Exhibits

99.1

Press Release Dated October 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  October 27, 2005

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Dennis J. O’Connor

Dennis J. O’Connor

Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release Dated October 27, 2005